UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
 (Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period:  October 31, 2015

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Annual Report
October 31, 2015

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some micro-cap companies.  However, micro-cap companies will only make up a small portion of the Fund’s portfolio.  Micro-cap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2015

From the Desk of Michael Corbett, President and CIO	2

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	5
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11

Perritt Ultra MicroCap Fund
From the Portfolio Managers	12
Performance	16
Ten Largest Common Stock Holdings	18
Allocation of Portfolio Investments	19

Perritt Low Priced Stock Fund
From the Portfolio Managers	20
Performance	24
Ten Largest Common Stock Holdings	26
Allocation of Portfolio Investments	27

Perritt Funds
Schedules of Investments	28
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	43
Notes to Financial Statements	46
Report of the Independent Registered Public Accounting Firm	55
Expense Example	56
Directors and Officers	58
Information	61

Perritt Funds, Inc.

From the Desk of Michael Corbett, President and CIO

Michael Corbett,
President and CIO

The past year was certainly not a boring year for investors.  Volatility was well above average for stocks on a daily basis and certainly throughout the year.  As measured by the Russell 2000 Index and the Russell Microcap Index, smaller stocks moved up or down by more than one percent almost on a daily basis.  On a monthly basis, smaller stocks experienced movements in excess of 3 percent more than half the time in the past year.

The more interesting part of small stocks to us was how the average stock performed.  As we highlighted multiple times earlier this year in our fund commentaries, we assert that there has been an ongoing “stealth bear market” in our asset class this past year (not to mention a similar stealth bear market throughout most of 2014).  Meaning, the internals show a bear market, even if it is not fully evident in the price of the index.  In fact, as of 9/30/2015, more than 67 percent of the companies in the Russell Microcap Index were down more than 20 percent from their 52 week highs, and the majority of micro-cap stocks were down more than 33 percent from their 52 week high, which is certainly a stealth bear market.

Our prayers certainly go out to the victims and families of the terrorist attack in Paris this past November.  The terrorist’s attacks could have a significant effect on the world economy going forward.  This fear of further terrorism resultant retaliation and the possible negative impact on economic activity may result in the Federal Reserve postponing an interest rate hike.  However, it does seem clear that the Federal Reserve and others are itching to start raising short term interest rates.

While increased volatility, terrorist attacks and rising interest rates are issues not to be taken too lightly; these factors are also not unusual and more importantly, not a surprise.  The markets have lived through similar issues in the past and have managed to survive and thrive.  We remain confident in the future of equities.  While the majority small- and micro-cap stock has not performed well in the recent past, and most stocks have experienced a bear market, we have several reasons to be optimistic in the future.  We will outline those reasons below.

Earnings growth for small- and micro-cap stocks are expected to be significantly better than larger-cap peers in 2016.  According to analysts’ estimates, earnings for companies within the Russell 2000 Index and the Russell Microcap Index are expected to grow in excess of 20 percent in 2016.  As measured by the S&P 500 Index, large-cap stocks are expected to grow earnings in the mid double digits in 2016.1  What is interesting to us is that analyst’s recently lowered their 2015 earnings estimates for larger-cap stocks, but did not change 2016 estimates too much, which is the only reason they are forecasting double digit earnings growth for 2016.  Small- and micro-cap stocks, on the other hand, should have double digit earnings growth in 2015 and 2016.  For each of our products, we see double digit earnings growth for both 2015 and 2016.  In fact, we believe our Microcap Opportunities Fund

1  Source:  Capital IQ as of 9/30/2015.

Perritt Funds, Inc.

and Ultra MicroCap Fund could see earnings growth in the low to mid 20 percent range.  For a more robust explanation, please see our Third Quarter Manager Commentary at http://www.perrittcap.com/manager-commentary-3rd-quarter-2015/.

Given that earnings growth looks stronger for small- and micro-cap stocks than large-cap stocks, one would think valuations would be higher for smaller stocks.  In fact, it is quite the opposite.  Most valuation measures show that the large-cap S&P 500 Index is more expensive than that of the Russell Microcap Index or any of our mutual funds.  For example, the S&P 500 Index trades at nearly 2 times revenue, while the Russell Microcap Index trades at 1.6 times revenue and each of our funds trade at a little more than one times revenue.  In terms of price-to-book value, the S&P 500 Index trades at more than 3 times book value and each of our products, as well as the Russell Microcap Index trade at less than 2 times book value.  Finally, the S&P 500 Index is trading at more than 17 times 2016 earnings estimates.  Our funds and the Russell Microcap Index, on the hand, trade at less than 15 times 2016 earnings estimates.  It should be noted that the Russell Microcap Index price earnings ratio may be a little misleading.  Within the Russell Microcap Index, approximately 50 percent of the companies are not profitable, which are not included in the price-earnings ratio calculation.  We believe the current Russell Microcap Index construction is a big reason to use active management for micro-cap investing versus the passive index, but that commentary is for another article.  The bottom line is that earnings growth for smaller companies is currently stronger than their larger-cap cousins, and valuations are also more attractive.

Here are even a few more reasons that make smaller stocks more attractive in our opinion.  Smaller companies are more domestically orientated, and are more insulated from the translation effects of a strong U.S. dollar.  Given that interest rates are low around the world (not to mention negative in parts of Europe), we believe the dollar should stay strong.  In addition, the Federal Reserve seems to be itching to raise short term interest rates, which should also help keep the dollar strong.  Similar to the dollar thesis, since most small companies are domestic oriented, they are more insulated from market and economic turmoil as well as weak economies in the emerging markets/Eurozone area than large-cap stocks.  Given the fact that larger stocks get more than half of their earnings from overseas, a stronger dollar and weak overseas markets would hurt larger stock earnings, but we would see very little impact for smaller stock earnings.

Bears have often argued that net margins are too high and normal competitive pressures should bring net margins lower.  Large-cap stocks’ net margins have climbed significantly in the past few years, and even since the early 1990’s.  While net margins have modestly improved in the past few years for small-cap stocks, they have been stagnant for the past two decades.  We believe net margins have not improved for smaller-cap stocks due to their business investments.  In fact, capital expenditures have been rising significantly for the average company within our portfolios.  We believe these investments will result in improved margins for smaller companies.

Perritt Funds, Inc.

All of these reasons we have outlined here are why our outlook for smaller stocks remains positive for the near-term and the long-term.

Michael J Corbett
President and Chief Investment Officer

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 Index – is an index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors.  The S&P 500 is designed to be a leading indication of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Price-to-Book Value – is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Book Value – the value at which an asset is carried on a balance sheet.  To calculate, take the cost of an asset minus the accumulated depreciation.

Must be preceded or accompanied by a prospectus.

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Portfolio Manager	Portfolio Manager

The Perritt Microcap Opportunities Fund posted a loss of -3.07% during the fiscal year ended October 31, 2015 (the “period”), which compares to a +0.83% gain for the Russell Microcap Index and a +0.34% gain for the Russell 2000 Index.  The Fund’s longer-term performance results, as well as the benchmark’s performance, can be found later in this report.

The second half of the fiscal year proved to be a major turning point for the market.  In our April 2015 semi-annual letter, we lamented the continued upward moves of low quality, high beta, and momentum driven areas of the market, such as biotechnology and certain areas of the tech sector.  These areas, as well as the benchmark indices, continued to do well into the early summer.  The indices eventually made a surge to new highs during mid-June.

However, the new highs occurred against a backdrop of a significantly deteriorating picture in the broader market internals.  In fact, just prior to the index highs, we declared a “stealth bear market” was in effect, or a market landscape characterized by the majority of individual securities being down in excess of 20%, while the headline indices remain strong.  Markets eventually capitulated under the weight of the internal breakdown and the loss of the low quality leadership, falling over 16% from peak to trough.

Our performance during these two very different stages of market action during the fiscal year provide some insight into our portfolio’s positioning.  Given our lack of exposure to the low quality, high beta areas, our portfolio lagged to the upside as the markets made their final run to new highs.  Conversely, as markets fell, a rotation toward value and fundamental quality was apparent, and our portfolio outperformed the benchmarks.  Our focus on businesses with high returns on capital, robust free cash flow generation, and solid balance sheets has not changed.  We believe a return to investors favoring high quality companies may have begun in the recent market volatility.

During the fiscal year, we strategically reduced the number of holdings in the portfolio.  The total number of securities held at the end of the fiscal year was 101.  This is down a net 25 positions from the 126 positions held at the beginning of the period.  The primary factors driving this consolidation were: 1) reallocating capital from our sales into high conviction names already in the portfolio, 2) a value discipline that directed us to remain cautious heading into the summer downturn, and 3) a broad reduction in our risk exposure to the energy sector.

We initiated positions in thirteen companies during the fiscal year.  Three companies were added after evaluating the management teams’ decisions to aggressively grow their business through M&A and large internal investment: Superior Uniform Group (SGC), Trecora Resources (TREC), and CECO Environmental (CECE).  Several positions were initiated in companies where we believed the market had overly discounted a quality company’s prospects: Ennis Inc.

Perritt MicroCap Opportunities Fund

(EBF), SL Industries Inc. (SLI), Trinity Biotech (TRIB), and UMH Properties (UMH).  Focusing on exceptional profitability and high quality, we were pleased to become owners in what we believe are very attractive businesses of Cherokee Inc. (CHKE), PDF Solutions (PDFS), and Zix Corporation (ZIXI).  Despite being in the sixth year of a bull market, we were able to still acquire quality at deep value prices in our purchase of Baldwin and Lyons (BWINB).  Lastly, we participated in two IPOs during the year: Triumph Bancorp (TBK), a specialty finance lender coupled with a community bank deposit platform, and Community Healthcare Trust (CHCT), a micro-cap sized specialized medical office REIT.

During the fiscal year, we liquidated thirty-eight positions from the portfolio.  We sold six companies after they received a valid buy-out offer, merger, or other corporate action: CareTrust REIT, Inc. (CTRE), Courier Corporation (CRRC), Hilltop Holdings Inc. (HTH), Oplink Communications, Inc. (OPLK), Penford Corporation (PENX), and Skilled Healthcare Group, Inc. (SKH).  Six companies were sold after reaching our price targets or becoming too large in terms of market capitalization: Covenant Transportation Group, Inc. (CVTI), Libbey Inc. (LBY), Monarch Casino & Resort, Inc. (MCRI), Omega Protein Corporation (OME), Rentrak Corporation (RENT), and Scorpio Tankers, Inc. (STNG).

The remaining twenty-six positions removed from the portfolio were sold after reporting disappointing results, or a downgrade in our view of the price appreciation potential of the security.  Of these positions, eleven were directly exposed or related to the energy sector.  In response to the dramatic decline in the price of crude oil, we downgraded our view of the sector and broadly reduced our risk to the space.  While there may be a time to invest in this sector in the future, today we find that many E&P companies lack the balance sheet capacity to confidently weather the cycle, and the service companies serving them may still suffer from revenue and margin declines for some time.

As of October 31, 2015, the Fund’s portfolio was comprised of 101 common stocks.  The Fund’s 10 largest holdings and detailed descriptions can be found later in this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 17.3 times 2015 earnings.  Stocks in the portfolio are priced at a median 1.02 times revenue and the median stock in the Fund is trading at 1.73 times book equity value.  Lastly, the median market capitalization is approximately $269.4 million.

On November 20th, the Fund paid a capital gain distribution of $0.53 per share.  This is the third distribution made by the Fund in the previous eight years.  We feel this reflects our commitment to managing the portfolio in the most tax conscious manner as possible.  The capital gain distribution is not reflected in the financials of this annual report because it was completed in fiscal 2016, but distributed in calendar year 2015.  Please review your statement for the full details of the capital gain distribution.

Perritt MicroCap Opportunities Fund

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  We remain dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

George Metrou
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Return on Capital is a fundamental method of determining a company’s financial performance. It is used to measure how well a company is investing its capital.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2015

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	October 31, 2015

Cumulative Total Returns*
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	-3.07%	46.61%	58.27%	77.29%	351.89%	1,303.73%
Russell 2000 Index	0.34%	47.77%	76.73%	105.56%	184.90%	1,285.56%
(reflects no deduction
for fees and expenses)
Russell Microcap Index	0.83%	50.12%	78.58%	75.00%	199.92%	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns*
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	-3.07%	13.60%	9.62%	5.89%	10.58%	11.15%
Russell 2000 Index	0.34%	13.90%	12.06%	7.47%	7.23%	11.09%
(reflects no deduction
for fees and expenses)
Russell Microcap Index	0.83%	14.50%	12.30%	5.76%	7.60%	N/A
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2014, as stated in the statutory prospectus, was 1.21%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ’light’ commercial automobile sector. This sector includes taxi cabs, non-emergency para-transit, and limousine, livery, and business autos.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Addus Homecare Corporation (ADUS) provides home and community based services to older adults and younger disabled persons in the United States. Its services comprise social activities; transportation; and provision of meals and snacks, as well as personal care and therapeutic activities, such as exercise and cognitive interaction.

Motorcar Parts of America, Inc. (MPAA) Motorcar Parts of America, Inc. remanufactures, manufactures, and distributes automotive aftermarket parts. Its products include alternators, starters, wheel hub assembly products, and brake master cylinders for imported and domestic passenger vehicles, light trucks and heavy duty applications.

Global Brass and Copper Holdings, Inc. (BRSS) is a leading, value-added converter, fabricator, processor and distributor of specialized copper and brass products in North America. Company engages in metal melting and casting, rolling, drawing, extruding and stamping to fabricate finished and semi-finished alloy products from processed scrap, copper cathode and other refined metals.

Century Casinos, Inc. (CNTY) owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard 14 luxury cruise vessels.  Through its Austrian subsidiary, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.

Farmer Brothers Co. (FARM) engages in the manufacture, wholesale, and distribution of coffee, tea, and culinary products in the United States. The Company is a direct distributor of coffee to restaurants, hotels, casinos, offices, convenience stores, healthcare facilities and other foodservice providers.

Photronics, Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems. The Company primarily sells its products to leading semiconductor and FPD manufacturers.

TriState Capital Holdings, Inc. (TSC) is a bank holding company headquartered in Pittsburgh, Pa., providing commercial banking, private banking and investment management services to middle-market companies, institutional clients and high-net-worth individuals.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Orchids Paper Products Company (TIS) is a national supplier of high quality consumer tissue products primarily serving the at home private label consumer market.  The Company produces a full line of tissue products, including paper towels, bathroom tissue and paper napkins, to serve the value through ultra-premium quality market segments.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra Microcap Fund posted a negative return of 0.82 percent for the fiscal year 2015.  This compares to the positive 0.83 percent return for the Russell Microcap Index and the positive 0.34 percent return for the Russell 2000 Index.  The complete performance for the fund and its benchmarks can be found later in this report.

During the fiscal year, the fund saw its most positive performance from its investments in the financial and consumer staples sectors.  Some examples from the financial sector include Hennessy Advisors (HNNA), a money management firm that appreciated more than 50 percent during the year and First Internet Bancorp (INBK), an online commercial & retail bank which returned 71 percent.  In the consumer staples sector, the fund’s strongest performer was John B. Sanfilippo & Son, Inc. (JBSS), a manufacturer and distributor of various branded and private label nut products which rose more than 80 percent during the year.  While overall contribution from the information technology segment was negative for the portfolio, the strongest performing stock for the fiscal year was BSQUARE Corp (BSQR), a provider of software solution services to other businesses which returned 178 percent.

The fund sold out of 24 investments over the fiscal year.  Four of these, MicroFinancial Inc. (MFI), Cimatron Ltd. (CIMT), Metalico Inc. (MEA) & Synergetics USA, Inc. (SURG) were sold as a result of the companies receiving a valid buyout offer.  Eight of these were sold due to the companies reaching their fair value while the remaining twelve were sold due to declining fundamentals.  These were replaced with twenty-one new names that we believe will help contribute to the future performance of the fund.  These include names, such as Xcel Brands (XELB), a high profile consumer brand management & development company and Unique Fabricating, Inc. (UFAB), a manufacturer of various automotive, industrial & HVAC components.

We continue to focus on looking at companies that either generate or will soon be generating strong operating cash flows.  This has led to us actively underweight the healthcare space relative to our benchmark for some time as we avoid purchasing developmental stage bio-pharmaceutical companies.  The Ultra MicroCap Fund currently has allocated 7.38 percent of its assets to the healthcare sector versus a weight for the Russell Microcap Index of 19.48 percent.  This sector remained as the largest positive contributor to the Index for the year, with biotechnology stocks adding over two hundred basis points in performance and by us avoiding it over the short term, it has been to our disadvantage.

However, as we have stated before, we believe that many of the names in this sector have very little in the way of tangible assets, near-term cash flow generation capabilities, and carry risks associated with regulatory uncertainty due to the FDA approval process.  As the sector comes under increasing scrutiny in the media and from politicians for their pricing methods,

Perritt Ultra MicroCap Fund

we remain firm in our belief that the sector is to be avoided and we will continue to rely on the valuation and stock picking criteria we have utilized for the past 28 years.  This isn’t to say that we have avoided the sector all together though, as the Fund holds a company called Juniper Pharmaceuticals which in addition to developing their own line of pharmaceutical products, also provides technical & consulting services to third party drug manufacturers, which generates positive cash flow for the company.  So in the tradition of wanting to own the company selling pick axes and shovels during a gold rush during a pharmaceutical boom, we own the company providing services to other bio-pharma firms.  This thesis has played out well, as Juniper was up 95 percent during the fiscal year and remains part of the portfolio.

As of October 31st, 2015, the Fund holds the common stocks of 98 companies, down slightly from 101 at the end of the previous fiscal year and 105 names as of our semi-annual report.  The Fund’s largest holdings and detailed descriptions can be found later in this report.  Based on our earnings estimates, the Fund’s portfolio is trading at a trailing P/E of 17.44x, a forward P/E of 11.98x, a Price-to-Book of 1.58x and a Price-to-Sales of 0.88x.  The Russell Microcap Index by comparison has a median market cap of $192 million, a Price-to-Book of 1.78x and a trailing P/E of 19.11x earnings.  In addition, the largest market cap in the Ultra MicroCap Fund is DHT holdings with a market cap of $787 million, while the largest market cap in the Russell Microcap Index is $1.6 billion.  This demonstrates that relative to our benchmark, we are concentrated in the bottom half of the micro-cap space with an emphasis on companies with lower and more attractive valuations.

The Ultra MicroCap Fund tends to have investments that fly under the radar screen of most investors.  The micro-cap universe, particularly those stocks with sub-$100mm market capitalizations, are often ignored by investors for an extended period of time.  Therefore, the potential rewards can take longer to achieve, but can be swift.  While we as shareholders continue to be displeased with the Fund’s underperformance relative to the index, we remain focused on the long term potential of our investments despite relative weakness in the short term.  As always, we would like to remind investors that the rewards of micro-cap investing typically are never consistent in the short run, but can have the potential to be rewarding in a full market cycle.

Perritt Ultra MicroCap Fund

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee, as well as many other employees have made continued investments in this Fund for over 10 years.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll free at (800) 331-8936 or visit our web-site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matthew Brackmann
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.  The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Basis point, or bp, is a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business. Positive cash flow indicates that a company’s liquid assets are increasing, enabling it to settle debts, reinvest in its business, return money to shareholders, pay expenses and provide a buffer against future financial challenges. Negative cash flow indicates that a company’s liquid assets are decreasing.

P/E (Price-to-Earnings) is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2015

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	October 31, 2015

Cumulative Total Returns**
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra MicroCap Fund	-0.82%	48.32%	53.66%	72.22%	105.58%
Russell 2000 Index	0.34%	47.77%	76.73%	105.56%	147.48%
(reflects no deduction
for fees and expenses)
Russell Microcap Index	0.83%	50.12%	78.58%	75.00%	108.30%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra MicroCap Fund	-0.82%	14.04%	8.97%	5.59%	6.66%
Russell 2000 Index	0.34%	13.90%	12.06%	7.47%	8.45%
(reflects no deduction
for fees and expenses)
Russell Microcap Index	0.83%	14.50%	12.30%	5.76%	6.79%
(reflects no deduction
for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2014, as stated in the statutory prospectus, was 1.58%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

USA Technologies, Inc. (USAT) is a provider of technology-enabled solutions and value-added services that facilitate electronic payment transactions for the unattended Point of Sale (“POS”) market. Its ePort Connect solution facilitates electronic payment options, as well as telemetry and machine-to-machine (M2M) services to monitor, control, and report on the results of distributed assets containing electronic payment solutions.

Newtek Business Services (NEWT) provides financial and business services for small and medium size businesses. Newtek through its subsidiaries acts as a one-stop-shop, offers electronic payment processing, check approval, web hosting, data storage, back up services, cloud computing, and other similar services to more than 100,000 business accounts nationally and globally.

Pacific Premier Bancorp, Inc. (PPBI) operates as the bank holding company for Pacific Premier Bank, one of the largest community banks in Southern California that provides banking services to professionals, real estate investors, and non-profit organizations. The company’s deposit products include checking accounts, money market accounts, passbook savings, and certificates of deposit.

Century Casinos, Inc. (CNTY) owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard 14 luxury cruise vessels.  Through its Austrian subsidiary, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland.

Kingstone Companies, Inc. (KINS) is a property and casualty insurance holding company licensed to write insurance for individuals and small businesses in New York, New Jersey, Pennsylvania, Connecticut, and Texas. Kingstone Companies, Inc. sells its products through independent retail and wholesale agents and brokers.

Juniper Pharmaceuticals, Inc. (JNP) formerly known as Columbia Laboratories, Inc. develops, manufactures, licenses and sells pharmaceutical products that utilize proprietary drug delivery technologies to treat unmet medical needs in women’s health. JNP expects to advance programs through Phase II clinical studies and then partner with larger pharmaceutical firms for Phase III studies and commercialization. It also provides a range of drug development and consulting services to pharmaceutical industry customers through its subsidiary Juniper Pharma Services.

Supreme Industries, Inc. (STS) manufactures truck bodies, trolleys, and specialty vehicles produced to the specifications of its customers in the United States. The company’s transportation equipment products are used by a wide variety of industrial, commercial and law enforcement customers. The company sells its products to commercial dealers/distributors and fleet leasing companies, as well as directly to end-users.

Ballantyne Strong, Inc. (BTN) engages in diverse business activities including the design, integration and installation of technology solutions for retail, financial, government, and cinema markets worldwide. The company operates in two segments, Systems Integration and Managed Services. The Systems Integration segment provides audio-visual products and accessories while the Managed Services segment provides end-to-end digital signage solutions.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

GlobalSCAPE, Inc. (GSB) provides secure information exchange capabilities for enterprises and consumers through the development and distribution of software, delivery of managed and hosted solutions, and provisioning of associated services. Its solution portfolio facilitates transmission of critical information such as financial data, medical records, customer files, vendor files, personnel files, transaction activity, and other similar documents between geographically separated network infrastructures.

MagicJack VocalTec Ltd. (CALL) operates as a cloud communications company that provides voice-over-Internet-Protocol (VoIP) services in the United States. The company’s products and services allow users to make and/or receive free telephone calls to and from where the customer has broadband access to the Internet. The company distributes its products through retail outlets, as well as through direct sales.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,	Brian Gillespie,
Portfolio Manager	Portfolio Manager

The Perritt Low Priced Stock Fund had a successful year.  An example of this success can be found in the fact that the Fund was named a Category King by The Wall Street Journal on 6/30/2015 and 9/30/2015.  The Category King award recognizes the top 10 funds of each category for one year total returns.  The most recent appearance was for the one year total return period as of September 30, 2015.  For this period, the Fund was ranked 15 out of 801 Small-Cap Core Funds by Lipper.  More detailed performance results for the Fund, as well as the results for the Russell 2000 Index can be viewed on later pages of this report.

One item we would like to point out to our investors is our turnover ratio.  The ratio for the most recent year, approximately 70 percent, was elevated above our typical level.  We would expect our typical level to be below 50 percent.  The ratio was elevated this past year as a result of our attempts to limit our capital gains payout for the year.  We were successful in our strategy and as a result did not pay out any distribution of any kind for the year.  Our hope is that the Fund will be more tax conscious in future years as well, due to our strategy.

One other important item before we dive into the portfolio concerns the lowering of the expense ratio.  Previously we had capped the Fund’s expense ratio at 1.50 percent.  Effective October 1, 2015, we have agreed to waive fees and/or reimburse operating expenses, so that the annual operating expenses are not expected to exceed 1.39 percent through 2/28/17.

As of October 31, 2015, the Fund’s portfolio contained the common stocks of 66 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on later pages of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at just above 13 times next year’s earnings.  The median price/revenues for the portfolio is roughly 1.2 times and the median market capitalization is approximately $600 million.

As we have mentioned before, sector weightings is a function of where we see the best valuations and growth prospects.  Information Technology and Industrials continue to represent two of our largest weightings.  Our sector weights in these areas are higher than in our benchmark index, the Russell 2000.  Within technology we found attractive opportunities in the semiconductor and semiconductor equipment space.  While we still believe in the names we own within the information technology space, our holdings in the area were a negative contributor to the portfolio return during the past year.  Airlines in the industrials sector was an overweight for us as we continue to believe the benefits from lower oil prices outweigh the concern in the industry surrounding capacity growth.  Our allocation to the Industrial space was a leading contributor to our portfolio return during the past year.  Where we differ the most from our benchmark is in healthcare and consumer discretionary.  We had an underweight in both sectors during the period relative to the benchmark index.  Within healthcare, the main reason for our underweight is our exposure to biotechnology companies.  Simply put, we

Perritt Low Priced Stock Fund

continue to have concerns surrounding the valuations in this space.  As far as the consumer discretionary sector goes, the main difference between our portfolio and the Russell 2000 Index surrounds our exposure to hotels, restaurants and leisure companies.  We typically do not invest in restaurants within this portfolio.  On occasion we may invest in companies that are suppliers to the restaurant industry, but typically we avoid investing in actual restaurant operators.  We feel the high rate of failure and the limited differentiation in the space in general, limits the attractiveness of investing in restaurants.  Throughout the majority of the year, our limited exposure to the energy sector helped the Fund outperform the benchmark index.  Our energy exposure is mainly limited to companies involved in transportation services and not those directly involved with exploration or other production services tied to oil and natural gas.

Turning to a few individual names, one of our best performers was Allied Motion Technologies Inc. (AMOT).  This company designs, manufactures, and sells motors, electronic motion controls, gearing, and optical encoder products worldwide.  At the end of October 2014, AMOT was trading under $15 per share.  By early 2015, the stock price had climbed to above $40 per share based in part due to the recognition of a transformational acquisition made in late 2014.  We have since exited our position in Allied Motion Technologies Inc.  Another solid performer for us was JetBlue Airways Corporation (JBLU).  As we mentioned earlier, we have an overweight in airlines relative to the benchmark.  JBLU was trading under $12 per share on October 31, 2014.  By the end of October 2015, the stock price was just under $25 per share.  The decline in the price of oil since the summer of 2014 has been a big driver in price of the stock.  Like other airlines, JetBlue benefits from lower oil prices due to one of its main input costs of jet fuel.  We like the strong cash flow generated by the company and continue to own JetBlue in our portfolio.

We had a few of our holdings contribute negatively to our performance.  Holdings during the period, such as Aegan Marine Petroleum Network Inc. (ANW) and LifeLock Inc. (LOCK) did not perform up to our expectations and were subsequently sold.  The key to our performance will obviously be to limit any large detractors to performance and continue to scour our investable universe to find undervalued, underfollowed companies.  We will continue to seek out companies that possess strong financials, such as strong cash flows and solid balance sheets.  We had a successful fiscal year, but we will continue to examine our current positions and new opportunities seeking to ensure the Low Priced Stock Fund continues to be successful.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll free at (800) 331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Brian Gillespie
Portfolio Manager

Perritt Low Priced Stock Fund

Past performance does not guarantee future results.

Please refer to the Schedule of Investments in the report for more complete information regarding Funds’ holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Forward earnings and Earnings Growth are not a measures of the Fund’s future performance.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in micro cap companies which tend to perform poorly during times of economic stress. The Ultra MicroCap Fund and Low Priced Stock Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

The Fund was ranked 15 out of 801 Small Cap Core Funds Lipper for the one-year period ending 9/30/2015.  The Fund was ranked 15 out of 792 Small Cap Core Funds Lipper for the one-year period ending 6/30/2015.  The Wall Street Journal (WSJ) ranking is based on Lipper data. However, the WSJ only considers the largest class of a Fund in their “pool” of Funds for any particular category, whereas Lipper counts every class of a Fund as a separate ranking entity. Because the number of Funds in the WSJ ranking category may be smaller than the Lipper category, the WSJ ranking for the Fund may be higher than the Lipper ranking.  References to other mutual funds should not be viewed as an offer of these securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

The investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39% through February 28, 2017.  The gross expense ratio is 7.16% and the net expense ratio is 1.40%

One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Low Priced Stock Fund

Performance* (Unaudited)	October 31, 2015

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 29, 2012) of the Fund’s predecessor account through October 31, 2015.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

**
June 29, 2012 is the inception date of the Fund’s predecessor account.  The Fund commenced operations on February 28, 2014.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Performance (Unaudited) (Continued)	October 31, 2015

Cumulative Total Returns**
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Since
	1 Year	2 Years*	3 Years*	Inception*
Perritt Low Priced Stock Fund	8.76%	14.46%	61.15%	64.09%
Russell 2000 Index	0.34%	8.43%	47.77%	52.16%
(reflects no deduction for fees and expenses)
Russell Microcap Index	0.83%	8.22%	50.12%	54.08%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2015 (Unaudited)

	Past	Past	Past	Since
	1 Year	2 Years*	3 Years*	Inception*
Perritt Low Priced Stock Fund	8.76%	6.98%	17.24%	16.00%
Russell 2000 Index
(reflects no deduction for fees and expenses)	0.34%	4.13%	13.90%	13.39%
Russell Microcap Index
(reflects no deduction for fees and expenses)	0.83%	4.03%	14.50%	13.82%

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated October 31, 2014, was 1.51%.  Effective as of October 1, 2015, the Low Priced Stock Fund reduced its Total Annual Fund Operating Expenses After Waiver and Reimbursement by 0.11% so that total annual operating expenses of the Fund are not expected to exceed 1.39%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment advisor.

The since inception date is June 29, 2012, the date of inception of the Fund’s predecessor account.  The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

JetBlue Airways Corp. (JBLU) is the fifth largest passenger carrier in the U.S. based on revenue passenger miles with an average of 800 daily flights. JetBlue served approximately 87 BlueCities in 27 states, the District of Columbia, the Commonwealth of Puerto Rico, the United States Virgin Islands, and 17 countries in the Caribbean and Latin America.

Fox Factory Holding Corp. (FOXF) designs and manufactures high-performance ride dynamics products primarily for bicycles, side-by-side vehicles, on-road and off-road vehicles and trucks, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles.

Ruckus Wireless, Inc. (RKUS) is a global supplier of carrier-class wireless fidelity (Wi-Fi) solutions. The company’s Smart Wi-Fi solutions are used by service providers and enterprises to solve a range of network capacity, coverage and challenges associated with wireless traffic demands created by the growth in the number of users.

Investors Bancorp, Inc. (ISBC) operates as a holding company that provides various banking products and services for businesses and individuals in the United States. It offers deposit products, such as savings, checking, and money market accounts, as well as certificates of deposit.

Entegris, Inc. (ENTG) manufactures and sells a range of products and services for purifying, protecting, and transporting the critical materials used in processing and manufacturing in the microelectronics and other high-technology industries worldwide. The company operates in two segments, Critical Materials Handling and Electronic Materials.

Photronics, Inc. (PLAB) offers services across the full spectrum of integrated chip (IC) production and flat panel display (FPD) technologies by manufacturing photomasks using electron beam or optical (laser-based) systems. The company primarily sells its products to leading semiconductor and FPD manufacturers.

Scorpio Tankers, Inc. (STNG) engages in the seaborne transportation of refined petroleum products and crude oil worldwide. Scorpio Tankers Inc. currently owns 79 product tankers (18 LR2, 14 Handymax, and 47 MR tankers) with an average age of 1.1 years and also has contracted for 12 new building product tankers.

Zix Corporation (ZIXI) offers email encryption, data loss prevention and Bring-Your-Own-Device solutions to the healthcare, financial services, insurance, and government sectors in the United States. Zix Corp is trusted by the nation’s most influential institutions for easy to use secure email solutions.

F.N.B. Corporation (FNB) is a financial holding company that provides various financial services to consumers, corporations, governments, and small to medium-sized businesses primarily in Pennsylvania, eastern Ohio, and northern West Virginia. F.N.B operates through four segments: Community Banking, Wealth Management, Insurance, and Consumer Finance.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ’light’ commercial automobile sector. This sector includes taxi cabs, non-emergency para-transit, and limousine, livery, and business autos.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2015

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2015

Shares	COMMON STOCKS – 90.56%	Value

Aerospace & Defense – 1.32%
232,814	Air Industries
	Group, Inc.	$1,900,926
356,523	CPI Aerostructures,
	Inc.(a)	3,030,445
		4,931,371
Auto Parts & Equipment – 3.86%
220,570	Miller Industries, Inc.	5,002,528
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 4/24/2012,
	Cost $968,750)(a)(b)	4,207,500
59,361	Motorcar Parts
	of America, Inc.(a)	1,998,091
250,000	Stoneridge, Inc.(a)	3,172,500
		14,380,619
Building Materials – 2.61%
276,528	Global Brass & Copper
	Holdings, Inc.	6,219,115
290,000	PGT, Inc.(a)	3,497,400
		9,716,515
Business Services – 5.00%
292,217	Datalink Corp.(a)	2,133,184
261,400	EPIQ Systems, Inc.	3,607,320
169,393	GP Strategies Corp.(a)	4,250,071
980,085	Innodata Isogen, Inc.(a)	2,313,000
384,486	PCM, Inc.(a)	3,564,185
468,981	Sizmek, Inc.(a)	2,781,057
		18,648,817
Chemical & Related Products – 4.50%
99,644	Aceto Corp.	3,005,263
184,510	KMG Chemicals, Inc.	3,882,090
207,000	Northern Technologies
	International Corp.(a)	3,715,650
412,238	OMNOVA
	Solutions, Inc.(a)	2,959,869
226,254	Trecora Resources(a)	3,221,857
		16,784,729
Commercial Banks – 4.91%
172,100	Bankwell Financial
	Group, Inc.(a)	3,328,414
137,000	Berkshire Hills
	Bancorp, Inc.	3,918,200
425,250	TriState Capital
	Holdings, Inc.(a)	5,311,373
272,980	Triumph
	Bancorp, Inc.(a)	4,556,036
67,800	Veritex
	Holdings, Inc.(a)	1,171,584
		18,285,607
Commercial Services & Supplies – 1.39%
259,521	Ennis, Inc.	5,198,206
		5,198,206
Construction & Engineering – 4.43%
170,000	Comfort Systems
	USA, Inc.	5,428,100
583,871	Furmanite Corp.(a)	4,057,903
1,500,000	Hill International,
	Inc.(a)	5,070,000
342,750	MFRI, Inc.(a)	1,933,110
		16,489,113
Consumer Products – Manufacturing – 5.85%
125,000	Cherokee, Inc.(a)	2,268,750
106,674	Delta Apparel, Inc.(a)	1,752,654
127,600	Flexsteel
	Industries, Inc.	5,549,324
200,000	Orchids Paper
	Products Co.	5,862,000
150,630	Superior Uniform
	Group, Inc.	2,566,735
80,000	Universal Electronics,
	Inc.(a)	3,805,600
		21,805,063
Consumer Services – 1.07%
442,500	DHI Group, Inc.(a)	4,004,625
		4,004,625
Electronic Equipment & Instruments – 1.52%
232,832	Bel Fuse, Inc.	4,197,961
43,524	SL Industries, Inc.(a)	1,458,054
		5,656,015
Energy & Related Services – 3.39%
550,790	DHT Holdings, Inc.	4,329,210
176,643	Matrix Service Co.(a)	4,009,796
123,329	PHI, Inc.(a)	2,348,184
458,988	StealthGas, Inc.(a)	1,936,929
		12,624,119

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Financial Services – 6.30%
1,019,454	Cowen Group, Inc.(a)	$4,291,901
600,000	Everi Holdings, Inc.(a)	2,808,000
182,600	FBR & Co.	3,611,828
96,728	Hennessy Advisors, Inc.	2,698,711
130,000	Liberty Tax, Inc.	3,001,700
221,377	Oppenheimer
	Holdings, Inc.	4,062,268
270,606	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,003,727
		23,478,135
Food – 6.40%
400,000	Crimson Wine
	Group Ltd.(a)	3,648,000
420,000	Diversified Restaurant
	Holdings, Inc.(a)	1,255,800
199,555	Farmer Brothers Co.(a)	5,663,371
148,513	John B. Sanfilippo
	& Son, Inc.	9,611,761
298,400	Landec Corp.(a)	3,670,320
		23,849,252
Health Care Providers & Services – 1.24%
110,000	The Ensign
	Group, Inc.	4,637,600
		4,637,600
Industrial Goods – 1.86%
1,400,000	Hudson Technologies,
	Inc.(a)	4,802,000
125,559	Schnitzer Steel
	Industries, Inc.	2,116,925
		6,918,925
Insurance – 6.18%
452,800	Atlas Financial
	Holdings, Inc.(a)	8,612,256
200,000	Baldwin & Lyons, Inc.	4,646,000
192,607	EMC Insurance
	Group, Inc.	4,815,175
301,248	United Insurance
	Holdings Corp.	4,976,617
		23,050,048
Leisure – 1.64%
900,000	Century
	Casinos, Inc.(a)	6,120,000
		6,120,000
Medical Supplies & Services – 4.48%
219,037	Addus Homecare
	Corp.(a)	5,471,544
169,940	CryoLife, Inc.	1,791,168
199,172	Exactech, Inc.(a)	3,391,899
1,156,000	Liberator Medical
	Holdings, Inc.	2,797,520
400,000	Syneron Medical Ltd.(a)	3,244,000
		16,696,131
Oil & Gas – 0.45%
275,000	Hallador Energy Co.	1,674,750
		1,674,750
Retail – 2.80%
175,000	Kirklands, Inc.	4,023,250
305,200	Systemax, Inc.(a)	2,829,204
126,905	Weyco Group, Inc.	3,602,833
		10,455,287
Semiconductor Related Products – 6.50%
1,494,937	AXT, Inc.(a)	3,288,861
351,000	DSP Group, Inc.(a)	3,545,100
200,000	Integrated Silicon
	Solution, Inc.	4,496,000
255,800	PDF Solutions, Inc.(a)	2,701,248
600,000	Photronics, Inc.(a)	5,754,000
348,650	Rudolph Technologies,
	Inc.(a)	4,459,234
		24,244,443
Software – 3.56%
472,000	American Software,
	Inc. – Class A	4,828,560
1,969,733	iPass, Inc.(a)	1,677,425
100,000	VASCO Data Security
	International, Inc.(a)	1,901,000
942,493	Zix Corp.(a)	4,882,114
		13,289,099
Specialty Manufacturing – 7.48%
55,086	AEP Industries, Inc.(a)	4,406,880
336,447	CECO Environmental
	Corp.	3,001,107
166,339	Core Molding
	Technologies, Inc.(a)	3,333,434
110,800	Federal Signal Corp.	1,668,648
295,482	KVH Industries, Inc.(a)	2,895,724
79,200	L.B. Foster Co.	1,166,616
465,000	LSI Industries, Inc.	4,994,100

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Specialty Manufacturing (Continued)
377,600	Manitex International,
	Inc.(a)	$2,420,416
123,797	Northwest Pipe Co.(a)	1,635,358
100,000	Sparton Corp.(a)	2,353,000
		27,875,283
Telecommunications – 1.82%
2,077,000	Ceragon
	Networks Ltd.(a)	3,634,750
550,000	PC-Tel, Inc.	3,143,250
		6,778,000
	TOTAL COMMON
	STOCKS
	(Cost $261,130,013)	$337,591,752

	REAL ESTATE
	INVESTMENT TRUSTS – 5.75%
311,386	City Office Real Estate
	Investment Trust, Inc.	$3,577,825
205,000	Community Healthcare
	Trust, Inc.	3,753,550
375,895	Monmouth Real Estate
	Investment Corp. –
	Class A	3,913,067
270,812	Physicians Realty Trust	4,327,576
185,797	UMH Properties, Inc.	1,837,532
325,200	Whitestone Real Estate
	Investment Trust	4,019,472
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $18,720,427)	$21,429,022

	INVESTMENT COMPANIES - 1.36%
Closed-end Funds – 1.36%
305,000	Newtek Business
	Services, Inc.	$5,059,950
	TOTAL INVESTMENT
	COMPANIES
	(Cost $3,892,874)	$5,059,950

Contracts	WARRANTS – 0.00%	Value
Insurance – 0.00%
38,106	Emergent Capital, Inc.
	Warrant; Expiration:
	10/06/2019, Exercise
	Price $10.75(a)(c)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT TERM	Value
	INVESTMENTS – 1.17%
4,347,243	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I,
	0.11%(d)	$4,347,243
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $4,347,243)	$4,347,243
	Total Investments
	(Cost $288,090,557) –
	98.84%	$368,427,967
	Other Assets in Excess
	of Liabilities – 1.16%	4,339,613
	TOTAL NET ASSETS –
	100.00%	$372,767,580

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration  and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The value of this security is $4,207,500 or 1.13% of the Fund’s net assets. This security is deemed to be liquid.

(c)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0.00 or 0.00% of the Fund’s net assets. This security is classified as Level 2 and is deemed to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of October 31, 2015.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2015

Shares	COMMON STOCKS – 95.64%	Value

Aerospace & Defense – 1.08%
48,294	Air Industries
	Group, Inc.	$394,321
30,000	CPI Aerostructures,
	Inc.(a)	255,000
		649,321
Air Transport – 0.49%
34,047	AeroCentury Corp.(a)	295,528
		295,528
Auto Parts & Equipment – 2.97%
120,000	Supreme
	Industries, Inc.	960,000
72,697	Unique
	Fabricating, Inc.	824,020
		1,784,020
Biotechnology – 0.70%
37,359	Trinity Biotech
	Plc – ADR	419,542
		419,542
Building Materials – 0.79%
119,778	Empire
	Resources, Inc.	474,321
		474,321
Business Services – 13.81%
625,547	Auxilio, Inc.(a)	619,292
66,542	BG Staffing, Inc.	768,560
290,000	DLH Holdings
	Corp.(a)	823,600
70,000	Edgewater
	Technology, Inc.(a)	555,800
167,000	Information Services
	Group, Inc.	612,890
220,500	Innodata, Inc.(a)	520,380
275,000	Intrusion, Inc.(a)	374,000
72,900	PCM, Inc.(a)	675,783
1,980,000	Quadrant 4
	Systems Corp.(a)	396,000
138,727	SmartPros Ltd.	489,706
52,147	Transcat, Inc.(a)	501,654
530,000	USA Technologies,
	Inc.(a)	1,505,200
505,000	WidePoint Corp.(a)	444,400
		8,287,265
Chemical & Related Products – 1.81%
300,000	Flexible Solutions
	International, Inc.(a)	213,000
36,000	Northern Technologies
	International Corp.(a)	646,200
46,700	TOR Minerals
	International, Inc.(a)	227,429
		1,086,629
Computer and Electronic
Product Manufacturing – 0.32%
61,173	Dynatronics Corp.(a)	192,083
		192,083
Computers & Electronics – 2.82%
202,900	ADDvantage Technologies
	Group, Inc.(a)	476,815
95,000	Concurrent Computer
	Corporation	472,150
110,000	NAPCO Security
	Technologies, Inc.(a)	741,400
		1,690,365
Construction & Engineering – 4.10%
70,000	Gencor
	Industries, Inc.(a)	677,600
196,000	Hill
	International, Inc.(a)	662,480
15,000	NV5 Holdings, Inc.(a)	349,200
70,000	Willdan Group, Inc.(a)	777,700
		2,466,980
Consumer Products – Distributing – 1.34%
284,000	FitLife Brands, Inc.(a)	397,600
200,000	US Auto Parts
	Network, Inc.(a)	410,000
		807,600
Consumer Products – Manufacturing – 3.23%
175,000	Charles &
	Colvard Ltd.(a)	238,000
42,070	Cherokee, Inc.(a)	763,570
61,100	Crown Crafts, Inc.	510,796
45,000	Hardinge, Inc.	425,700
		1,938,066
Consumer Services – 0.96%
81,638	Xcel Brands, Inc.(a)	579,630
		579,630

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Electronic Equipment & Instruments – 2.77%
17,500	Allied Motion
	Technologies, Inc.	$337,575
330,020	Iteris, Inc.(a)	788,748
80,000	Ultralife Corp.(a)	542,400
		1,668,723
Energy & Related Services – 2.94%
75,000	Dawson
	Geophysical Co.(a)	243,750
98,500	DHT Holdings, Inc.	774,210
100,000	Mitcham
	Industries, Inc.(a)	444,000
270,000	Uranium Energy
	Corp.(a)	302,400
		1,764,360
Environmental Services – 0.94%
280,000	Fuel Tech, Inc.(a)	565,600
		565,600
Financial Services – 8.43%
95,000	AMREP Corp.(a)	418,000
10,000	First Internet Bancorp	307,300
25,016	Hennessy Advisors, Inc.	697,946
50,000	HopFed Bancorp, Inc.	589,500
16,000	Liberty Tax, Inc.	369,440
55,000	Pacific Premier
	Bancorp(a)	1,174,250
49,500	Silvercrest Asset
	Management Group,
	Inc. – Class A	549,450
362,347	TheStreet, Inc.	521,780
69,000	Xenith
	Bankshares, Inc.(a)	431,940
		5,059,606
Food – 4.29%
140,705	Diversified Restaurant
	Holdings, Inc.(a)	420,708
18,000	John B. Sanfilippo
	& Son, Inc.	1,164,960
131,400	Willamette Valley
	Vineyards, Inc.(a)	993,384
		2,579,052
Health Care Providers & Services – 0.57%
200,000	Celsion Corp.(a)	342,000
		342,000
Heavy and Civil Engineering Construction – 0.16%
25,000	Orion Marine
	Group, Inc.(a)	97,750
		97,750
Household Durables – 1.03%
22,000	LGI Homes, Inc.(a)	616,660
		616,660
Industrial Goods – 1.26%
219,900	Hudson
	Technologies, Inc.(a)	754,257
		754,257
Insurance – 4.60%
50,000	Atlas Financial
	Holdings, Inc.(a)	951,000
128,000	Kingstone
	Companies, Inc.	1,185,280
38,000	United Insurance
	Holdings Corp.	627,760
		2,764,040
Leisure – 3.80%
180,000	Century Casinos,
	Inc.(a)	1,224,000
1,769,200	Galaxy Gaming, Inc.(a)	442,300
350,000	Nevada Gold &
	Casinos, Inc.(a)	612,500
		2,278,800
Medical Supplies & Services – 2.96%
27,000	Addus Homecare
	Corp.(a)	674,460
48,500	Birner Dental
	Management
	Services, Inc.	655,235
3,200,000	Hooper Holmes,
	Inc.(a)	448,000
		1,777,695
Motion Pictures – 1.52%
208,585	Ballantyne Strong,
	Inc.(a)	911,516
		911,516
Oil & Gas – 0.64%
252,012	Deep Down, Inc.(a)	138,607
40,000	Hallador Energy Co.	243,600
		382,207

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Pharmaceuticals – 1.81%
90,000	Juniper Pharmaceuticals,
	Inc.(a)	$1,089,000
		1,089,000
Semiconductor Related Products – 4.80%
349,100	AXT, Inc.(a)	768,020
97,500	DSP Group, Inc.(a)	984,750
172,000	inTEST Corp.(a)	688,000
90,000	Ultra Clean
	Holdings, Inc.(a)	439,200
		2,879,970
Software – 8.24%
135,000	ARI Network
	Services, Inc.(a)	498,150
126,883	Asure Software, Inc.(a)	686,437
85,000	BSquare Corp.(a)	924,800
75,000	Evolving Systems, Inc.	429,750
290,000	GlobalSCAPE, Inc.	1,096,200
540,000	iPass, Inc.(a)	459,864
333,000	MeetMe, Inc.(a)	855,810
		4,951,011
Specialty Manufacturing – 7.57%
183,400	CTI Industries Corp.(a)(d)	696,920
180,888	Data I/O Corp.(a)	542,664
25,000	Hurco Companies, Inc.	671,750
55,000	KVH Industries, Inc.(a)	539,000
190,000	Orbit International
	Corp.(a)	579,500
163,900	Pioneer Power
	Solutions, Inc.(a)	696,575
15,000	Tecnoglass, Inc.(a)	217,800
107,000	Xplore Technologies
	Corp.(a)	600,270
		4,544,479
Telecommunications – 2.89%
100,000	ARC Group
	Worldwide, Inc.(a)	196,000
105,000	magicJack
	VocalTec Ltd.(a)	1,208,550
660,000	Mobivity Holdings Corp.
	(Acquired 3/11/2014,
	Cost $660,000)(a)(b)	330,000
		1,734,550
	TOTAL COMMON STOCKS
	(Cost $51,020,685)	$57,432,626

	INVESTMENT
	COMPANIES - 1.94%
Closed-end Funds - 1.94%
70,200	Newtek Business
	Services, Inc.	$1,164,618
	TOTAL INVESTMENT
	COMPANIES
	(Cost $257,940)	$1,164,618

Contracts	WARRANTS – 0.00%	Value
Electronic Equipment & Instruments – 0.00%
249,000	The LGL Group, Inc.
	Warrant (Acquired
	2/1/2011, Cost $346,104)
	Expiration: 8/8/2018,
	Exercise Price:
	$7.50(a)(b)	$1,992
		1,992
Oil & Gas – 0.00%
35,625	American Standard Energy
	Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0)
	Expiration: 02/01/2016,
	Exercise Price
	$ 5.00(a)(b)(c)	—
35,625	American Standard Energy
	Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0)
	Expiration: 02/01/2016,
	Exercise Price
	$6.50(a)(b)(c)	—
		—
Telecommunications – 0.00%
165,000	Mobivity Holdings
	Corp. Warrant
	(Acquired 3/11/2014,
	Cost $0)
	Expiration: 3/12/2019,
	Exercise Price
	$1.20	—
	TOTAL WARRANTS
	(Cost $346,104)	$1,992

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2015

Shares	SHORT TERM	Value
	INVESTMENTS – 2.47%
1,483,573	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I,
	0.11%(e)	$1,483,573
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $1,483,573)	$1,483,573
	Total Investments
	(Cost $53,108,302) –
	100.05%	$60,082,809
	Liabilities in Excess
	of Other Assets –
	(0.05)%	(29,395)
	TOTAL NET ASSETS –
	100.00%	$60,053,414

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) or was acquired in a private placement and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.”  The value of these securities totals $331,992 or 0.55% of the Fund’s net assets and these securities are deemed to be illiquid.

(c)
The price for these securities was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. These securities represent $0 or 0.00% of the Fund’s net assets. These securities are classified as Level 2 and are deemed to be illiquid.

(d)	Affiliated issuer. See Note 11 of the Notes to Financial Statements.
(e)	Variable rate security; the rate shown is the effective rate as of October 31, 2015.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	October 31, 2015

Shares	COMMON STOCKS – 92.72%	Value

Aerospace & Defense – 0.53%
3,000	Air Industries
	Group, Inc.	$24,495
		24,495
Air Transport – 3.28%
6,100	JetBlue Airways Corp.(a)	151,524
		151,524
Air Transportation – 2.71%
3,600	Hawaiian
	Holdings, Inc.(a)	124,920
		124,920
Beverage and Tobacco
Product Manufacturing – 1.05%
2,800	MGP Ingredients, Inc.	48,524
		48,524
Biotechnology – 1.53%
6,300	Trinity Biotech
	Plc – ADR	70,749
		70,749
Business Services – 3.48%
2,800	Graphic Packaging
	Holding Co.	39,648
23,900	Information Services
	Group, Inc.	87,713
1,700	Steelcase, Inc.	32,997
		160,358
Commercial Services & Supplies – 1.89%
2,700	ACCO Brands Corp.(a)	21,789
4,600	RPX Corp.(a)	65,504
		87,293
Communications Equipment – 1.44%
5,500	ClearOne, Inc.	66,330
		66,330
Computer and Electronic
Product Manufacturing – 1.25%
9,700	Digirad Corp.	57,424
		57,424
Computers & Electronics – 2.08%
9,200	Brocade Communications
	Systems, Inc.	95,864
		95,864
Construction & Engineering – 2.87%
4,300	Gencor Industries,
	Inc.(a)	41,624
8,800	TRC Companies, Inc.(a)	90,904
		132,528
Consumer Products – Manufacturing – 0.47%
2,000	Mercer International,
	Inc.	21,600
		21,600
Credit Intermediation and Related Activities – 9.86%
10,000	FNB Corp.	134,700
10,900	Investors Bancorp, Inc.	136,359
6,000	Meridian Bancorp, Inc.	84,240
2,100	TowneBank	45,066
5,100	United Community
	Financial Corp.	27,948
1,500	Veritex Holdings, Inc.(a)	25,920
		454,233
Data Processing, Hosting
and Related Services – 3.26%
29,000	Zix Corp.(a)	150,220
		150,220
Electronic Equipment & Instruments – 2.19%
6,100	Orbotech Ltd.(a)	100,955
		100,955
Energy & Related Services – 1.84%
10,800	DHT Holdings, Inc.	84,888
		84,888
Energy Equipment & Services – 5.57%
13,700	Scorpio Tankers, Inc.	124,944
14,700	Tsakos Energy
	Navigation Ltd.	131,859
		256,803
Fabricated Metal Product Manufacturing – 1.57%
3,400	Builders
	FirstSource, Inc.(a)	40,188
2,100	Lifetime Brands, Inc.	32,277
		72,465
Financial Services – 3.59%
7,200	Cowen Group, Inc.(a)	30,312
6,700	Janus Capital
	Group, Inc.	104,051

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Financial Services (Continued)
3,300	Pzena Investment
	Management, Inc.	$31,449
		165,812
Health Care Providers & Services – 0.83%
3,400	Select Medical
	Holdings Corp.	38,420
		38,420
Insurance – 4.97%
6,800	Atlas Financial
	Holdings, Inc.(a)	129,336
5,200	CNO Financial
	Group, Inc.	99,892
		229,228
Leisure – 1.96%
2,300	Nautilus, Inc.(a)	39,192
3,300	Reading International,
	Inc.(a)	51,150
		90,342
Machinery Manufacturing – 1.47%
6,600	Nova Measuring
	Instruments Ltd.(a)	67,914
		67,914
Management of Companies
and Enterprises – 1.57%
2,500	Hallmark Financial
	Services, Inc.(a)	32,475
2,400	Triumph
	Bancorp, Inc.(a)	40,056
		72,531
Medical Supplies & Services – 2.01%
1,000	AMN Healthcare
	Services, Inc.(a)	28,370
2,600	CryoLife, Inc.	27,404
2,000	Merit Medical
	Systems, Inc.(a)	37,080
		92,854
Oil & Gas – 1.14%
6,700	Star Gas Partners LP	52,528
		52,528
Oil and Gas Extraction – 2.32%
7,500	Trecora Resources(a)	106,800
		106,800
Pharmaceuticals – 2.18%
1,400	Cambrex Corp.(a)	64,358
3,000	Juniper Pharmaceuticals,
	Inc.(a)	36,300
		100,658
Retail – 1.77%
4,200	1-800-Flowers.com,
	Inc.(a)	41,706
4,500	Stein Mart, Inc.	39,870
		81,576
Semiconductor Related Products – 9.25%
8,600	Cascade Microtech,
	Inc.(a)	131,752
9,800	Entegris, Inc.(a)	125,734
8,700	inTEST Corp.(a)	34,800
14,000	Photronics, Inc.(a)	134,260
		426,546
Software – 1.26%
5,700	American Software,
	Inc.	58,311
		58,311
Specialty Manufacturing – 7.45%
800	Core Molding
	Technologies, Inc.(a)	16,032
3,400	Federal Signal Corp.	51,204
5,900	Fox Factory
	Holding Corp.(a)	104,725
11,500	Mueller Water
	Products, Inc.	101,200
5,900	Wabash National
	Corp.(a)	70,623
		343,784
Telecommunications – 3.02%
3,400	RRSat Global
	Communications
	Network Ltd.	30,940
9,600	Ruckus Wireless, Inc.(a)	108,288
		139,228
Transportation – 0.59%
6,800	Radiant
	Logistics, Inc.(a)	26,996
		26,996

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	October 31, 2015

Shares		Value

Water Transportation – 0.47%
1,500	Ardmore
	Shipping Corp.	$21,525
		21,525
	TOTAL COMMON
	STOCKS
	(Cost $4,061,596)	$4,276,226

	REAL ESTATE
	INVESTMENT TRUST – 1.83%
2,600	Diamondrock
	Hospitality Co.	$30,368
4,800	Medical Properties
	Trust, Inc.	54,240
	TOTAL REAL ESTATE
	INVESTMENT TRUST
	(Cost $90,655)	$84,608

	SHORT TERM
	INVESTMENTS – 5.44%
251,064	Fidelity Institutional
	Money Market Funds –
	Money Market
	Portfolio – Class I,
	0.11%(b)	$251,064
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $251,064)	$251,064
	Total Investments
	(Cost $4,403,315) –
	99.99%	$4,611,898
	Other Assets in Excess
	of Liabilities – 0.01%	399
	TOTAL NET ASSETS –
	100.00%	$4,612,297

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the effective rate as of October 31, 2015.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2015

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value
Unaffiliated issuers	$368,427,967	$59,385,889	$4,611,898
Affiliated issuers	—	696,920	—
Receivable for investments sold	4,647,666	—	81,677
Receivable for fund shares issued	127,003	73,954	—
Dividends and interest receivable	397,210	37,041	851
Prepaid expenses	17,067	11,728	4,869
Due from Advisor	—	—	4,771
Total Assets	373,616,913	60,205,532	4,704,066
Liabilities:
Payable for investments purchased	295,029	1,225	60,704
Payable for fund shares purchased	88,790	13,511	—
Payable to Officer & directors	24,620	24,620	—
Payable to Advisor	313,407	63,317	—
Accrued expenses & other liabilities	127,487	49,445	31,065
Total Liabilities	849,333	152,118	91,769
Net Assets	$372,767,580	$60,053,414	$4,612,297
Net Assets Consist of:
Capital Stock	$286,997,959	$52,615,667	$4,558,589
Accumulated net investment loss	(548,268)	(391,657)	(794)
Accumulated undistributed net realized
income (loss) on investments sold	5,980,479	854,897	(154,081)
Net unrealized appreciation
on investments	80,337,410	6,974,507	208,583
Total Net Assets	$372,767,580	$60,053,414	$4,612,297
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	11,463,730	4,174,707	299,762
Net Assets	$372,767,580	$60,053,414	$4,612,297
Net asset value and
offering price per share	$32.52	$14.39	$15.39
Cost of Investments
Unaffiliated issuers	$288,090,557	$52,080,313	$4,403,315
Affiliated issuers	—	1,027,989	—

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Years Ended October 31, 2015

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Investment Income:
Dividend income from
unaffiliated issuers	$5,680,658	$867,062	$43,003
Less: Foreign taxes withheld
and issuance fees	—	—	(189)
Interest income	14,114	1,398	399
Total investment income	5,694,772	868,460	43,213
Expenses:
Investment advisory fee	4,282,468	818,075	30,679
Shareholder servicing	371,017	97,496	20,810
Administration fee	176,940	34,580	10,363
Fund accounting expenses	97,338	19,034	4,023
Officer & directors’ fees & expenses	83,685	83,685	17,250
Federal & state registration fees	38,381	30,691	24,853
Printing & Mailing fees	40,182	12,133	3,971
Professional fees	35,648	36,024	33,275
Custodian fees	27,873	6,306	2,937
Other expense	19,153	4,924	2,170
Interest expense	—	3,999	—
Total expenses	5,172,685	1,146,947	150,331
Less contractual waiver	—	—	(87,508)
Less voluntary waiver	—	—	(17,250)
Total expenses net of waivers	5,172,685	1,146,947	45,573
Net investment income (loss)	522,087	(278,487)	(2,360)

Realized and Unrealized
Gain on Investments:
Net realized gain/(loss) on
investments from sales of:
Unaffiliated issuers	6,081,565	860,911	(50,903)
Change in unrealized appreciation/
(depreciation) on investments	(20,834,810)	(1,103,581)	155,499
Net realized and unrealized
gain/(loss) on investments	(14,753,245)	(242,670)	104,596
Net Increase/(Decrease) in Net Assets
Resulting From Operations	$(14,231,158)	$(521,157)	$102,236

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Operations:
Net investment income/(loss)	$522,087	$(2,389,728)
Net realized gain on investments	6,081,565	30,967,849
Change in unrealized depreciation on investments	(20,834,810)	(928,749)
Net increase/(decrease) in net assets resulting from operations	(14,231,158)	27,649,372
Dividends and Distributions to Shareholders:
Net realized gains	(31,028,153)	(43,420,318)
Total dividends and distributions	(31,028,153)	(43,420,318)
Capital Share Transactions:
Proceeds from shares issued	44,631,301	84,350,465
Reinvestment of distributions	28,912,587	40,439,455
Cost of shares redeemed	(118,258,647)	(109,819,002)
Redemption fees	25,540	46,675
Net increase/(decrease) in net assets
from capital share transactions	(44,689,219)	15,017,593
Total Decrease in Net Assets	(89,948,530)	(753,353)
Net Assets
Beginning of the period	462,716,110	463,469,463
End of the period	$372,767,580	$462,716,110
Accumulated net investment loss	$(548,268)	$(2,427,532)
Capital Share Transactions:
Shares sold	1,327,427	2,340,033
Shares issued on reinvestment of distributions	872,437	1,185,213
Shares redeemed	(3,588,849)	(3,071,883)
Net increase/(decrease) from capital share transactions	(1,388,985)	453,363

The accompanying notes to financial statements are an integral part of these statements.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(278,487)	$(1,119,263)
Net realized gain on investments	860,911	9,728,345
Change in unrealized depreciation on investments	(1,103,581)	(4,289,335)
Net increase/(decrease) in net assets resulting from operations	(521,157)	4,319,747
Dividends and Distributions to Shareholders:
Net realized gains	(9,199,946)	(2,070,525)
Total dividends and distributions	(9,199,946)	(2,070,525)
Capital Share Transactions:
Proceeds from shares issued	15,901,676	81,046,493
Reinvestment of distributions	8,580,440	1,974,026
Cost of shares redeemed	(22,320,922)	(99,831,983)
Redemption fees	42,748	133,121
Net increase/(decrease) in net assets
from capital share transactions	2,203,942	(16,678,343)
Total Decrease in Net Assets	(7,517,161)	(14,429,121)
Net Assets
Beginning of the period	67,570,575	81,999,696
End of the period	$60,053,414	$67,570,575
Accumulated net investment loss	$(391,657)	$(1,015,771)
Capital Share Transactions:
Shares sold	1,081,853	4,586,672
Shares issued on reinvestment of distributions	590,127	122,080
Shares redeemed	(1,522,319)	(5,736,409)
Net increase/(decrease) from capital share transactions	149,661	(1,027,657)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Low Priced Stock Fund

Statements of Changes in Net Assets

		For the Period
	For the	February 28, 2014[1]
	Year Ended	through
	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(2,360)	$(8,531)
Net realized loss on investments	(50,903)	(144,117)
Change in unrealized appreciation on investments	155,499	53,084
Net increase/(decrease) in net assets resulting from operations	102,236	(99,564)
Capital Share Transactions:
Proceeds from shares issued	2,995,885	2,147,565
Proceeds from shares issued from transfer in-kind (Note 12)	—	161,915
Cost of shares redeemed	(575,980)	(120,393)
Redemption fees	604	29
Net increase in net assets from capital share transactions	2,420,509	2,189,116
Total Increase in Net Assets	2,522,745	2,089,552
Net Assets
Beginning of the period	2,089,552	—
End of the period	$4,612,297	$2,089,552
Accumulated net investment loss	$(794)	$—
Capital Share Transactions:
Shares sold	190,087	145,161
Shares issued from transfer in-kind (Note 12)	—	10,794
Shares redeemed	(37,977)	(8,303)
Net increase from capital share transactions	152,110	147,652

1  Commencement of operations.

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year
	For the Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$36.00	$37.38	$26.47	$23.43	$24.52
Income/(loss) from investment operations:
Net investment income/(loss)[2]	0.04	(0.18)	(0.06)	0.10	(0.11)
Net realized and unrealized
gain/(loss) on investments	(1.10)	2.29	11.21	2.94	(0.98)
Total from investment operations	(1.06)	2.11	11.15	3.04	(1.09)
Less dividends and distributions:
From net investment income	—	—	(0.24)	—	—
Distributions from net realized gains	(2.42)	(3.49)	—	—	—
Total dividends and distributions	(2.42)	(3.49)	(0.24)	—	—
Redemption fees[2,3]	—	—	—	—	—
Net asset value, end of year	$32.52	$36.00	$37.38	$26.47	$23.43
Total return[1]	(3.07%)	6.17%	42.46%	12.97%	(4.45%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$372,768	$462,716	$463,469	$308,241	$337,975
Ratio of net expenses to average net assets	1.21%	1.19%	1.22%	1.26%	1.22%
Ratio of net investment income/(loss)
to average net assets	0.12%	(0.51%)	(0.20%)	0.38%	(0.42%)
Portfolio turnover rate	20.7%	29.1%	41.4%	14.0%	25.4%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year
	For the Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$16.79	$16.23	$11.50	$10.90	$11.10
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.19)	(0.15)	(0.06)	(0.15)
Net realized and unrealized
gain/(loss) on investments	(0.06)	1.12	4.88	0.66	(0.06)
Total from investment operations	(0.12)	0.93	4.73	0.60	(0.21)
Less dividends and distributions:
Distributions from net realized gains	(2.29)	(0.39)	—	—	—
Total dividends and distributions	(2.29)	(0.39)	—	—	—
Redemption fees[2]	0.01	0.02	— [3]	— [3]	0.01
Net asset value, end of year	$14.39	$16.79	$16.23	$11.50	$10.90
Total return[1]	(0.82%)	5.96%	41.13%	5.50%	(1.80%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$60,053	$67,571	$82,000	$48,577	$63,290
Ratio of net expenses to average net assets	1.75%	1.56%	1.75%	1.85%	1.65%
Ratio of net investment loss to average net assets	(0.43%)	(1.06%)	(1.14%)	(0.56%)	(1.11%)
Portfolio turnover rate	30.1%	64.2%	33.9%	14.6%	17.9%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the year/period
		For the
		Period From
	For the	February 28, 2014[4]
	Year Ended	to
	October 31,	October 31,
	2015	2014
Net asset value, beginning of year/period	$14.15	$15.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.01)	(0.06)
Net realized and unrealized loss on investments	1.25	(0.79)
Total from investment operations	1.24	(0.85)
Redemption fees[2,3]	—	—
Net asset value, end of year/period	$15.39	$14.15
Total return[1]	8.76%	(5.67%)[5,7]
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$4,612	$2,090
Ratio of net expenses to average net assets	1.49%[8]	1.50%[6]
Ratio of net investment loss to average net assets	(0.08%)	(0.67%)[6]
Ratio of expenses (prior to reimbursement)
to average net assets	4.90%	7.15%[6]
Ratio of net investment loss (prior to reimbursement)
to average net assets	(3.49%)	(6.32%)[6]
Portfolio turnover rate	76.6%	49.0%[7]

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
[3]	Amount is less than $0.01 per share.
[4]	Commencement of operations.
[5]	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
[6]	Annualized for periods less than one year.
[7]	Not annualized for periods less than one year.
[8]	Effective October 1, 2015, the Advisor expense limit was reduced from 1.50% to 1.39%. See Note 4.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2015

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Perritt Low Priced Stock Fund commenced operations on February 28, 2014.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Investment and shareholder transactions are recorded on the trade date.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $1,302,645, decreasing accumulated net investment loss by $1,357,177 and decreasing accumulated net realized gain by $54,532. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $913,749, decreasing accumulated net investment loss by $902,601 and increasing accumulated net realized gain by $11,148. The Low Priced Stock Fund has reclassified the components of its capital accounts for the year ended October 31, 2015 by decreasing paid-in capital by $134, decreasing accumulated net investment loss by $1,566 and decreasing accumulated net realized loss by $1,432.

h.
As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the year ended October 31, 2015, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2012.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2015:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$48,934,999	$—	$—	$48,934,999
Consumer Staples	31,252,972	—	—	31,252,972
Energy	14,298,869	—	—	14,298,869
Financial	59,004,090	—	—	59,004,090
Health Care	21,541,474	—	—	21,541,474
Industrials	67,186,177	1,900,926	—	69,087,103
Information Technology	69,835,541	—	—	69,835,541
Materials	23,636,704	—	—	23,636,704
Total Common Stocks	335,690,826	1,900,926	—	337,591,752
Real Estate Investment Trusts	21,429,022	—	—	21,429,022
Investment Companies
Closed-end Funds	5,059,950	—	—	5,059,950
Total Investment Companies	5,059,950	—	—	5,059,950
Warrants
Financial	—	0	—	—
Total Warrants	—	—	—	—
Short Term Investments	4,347,243	—	—	4,347,243
Total Investments
in Securities	$366,527,041	$1,900,926	$—	$368,427,967

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$7,353,741	$1,266,320	$—	$8,620,061
Consumer Staples	2,555,944	—	—	2,555,944
Energy	2,146,567	—	—	2,146,567
Financial	6,514,426	—	—	6,514,426
Health Care	4,439,611	—	—	4,439,611
Industrials	11,551,896	1,162,881	—	12,714,777
Information Technology	17,598,261	330,000	—	17,928,261
Materials	1,304,429	—	—	1,304,429
Telecommunication Services	1,208,550	—	—	1,208,550
Total Common Stocks	54,673,425	2,759,201	—	57,432,626
Investment Companies
Closed-end Funds	1,164,618	—	—	1,164,618
Total Investment Companies	1,164,618	—	—	1,164,618
Warrants
Energy	—	0	—	—
Information Technology	1,992	0	—	1,992
Total Warrants	1,992	—	—	1,992
Short Term Investments	1,483,573	—	—	1,483,573
Total Investments
in Securities	$57,323,608	$2,759,201	$—	$60,082,809

Perritt Low Priced Stock Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$339,860	$—	$—	$339,860
Consumer Staples	48,524	—	—	48,524
Energy	363,216	—	—	363,216
Financial	921,804	—	—	921,804
Health Care	360,105	—	—	360,105
Industrials	819,473	24,495	—	843,968
Information Technology	1,162,141	—	—	1,162,141
Materials	184,080	—	—	184,080
Utilities	52,528	—	—	52,528
Total Common Stocks	4,251,731	24,495	—	4,276,226
Real Estate Investment Trusts	84,608	—	—	84,608
Short Term Investments	251,064	—	—	251,064
Total Investments
in Securities	$4,587,403	$24,495	$—	$4,611,898

Please refer to the Schedules of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds. It is the Funds’ policy to record transfers using fair values measured at the end of the reporting period.

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	1,900,926	772,300	24,495
Net Transfers in (out of) Level 1	$(1,900,926)	$(772,300)	$(24,495)
Transfers into Level 2	$1,900,926	$772,300	$24,495
Transfers out of Level 2	—	—	—
Net Transfers in (out of) Level 2	$1,900,926	$772,300	$24,495

The securities transferred from Level 1 to Level 2 were transferred due to those securities not trading on the last day of the reporting period.

As of October 31, 2015, the MicroCap Fund, the Ultra MicroCap Fund, and the Low Priced Stock Fund did not hold any Level 3 securities.

Below is a reconciliation that details the activity of the Level 3 securities held in the Ultra MicroCap Fund during the year ended October 31, 2015:

Ultra MicroCap Fund
Beginning Balance – November 1, 2014	$35,000
Purchases	—
Sales(1)	—
Transfers into level 3	—
Transfers out of level 3	—
Realized losses	(560,000)
Change in unrealized gains	525,000
Ending Balance – October 31, 2015	$0

(1) Security was deemed worthless by the Advisor and written off during the year.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Funds.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At October 31, 2015, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $313,407 and $63,317, respectively.  At October 31, 2015, the Low Priced Stock Fund had fees due from the Advisor of $4,771.  For the year ended October 31, 2015, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $4,282,468, $818,075 and $30,679, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

With regards to the Low Priced Stock Fund, the Advisor has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39%.  This arrangement cannot be terminated prior to February 28, 2017 without the consent of the Board of Directors.  Prior to October 1, 2015, the Advisor contractually agreed to limit the Low Priced Stock Fund’s annual operating expenses, including repayment of previous waivers, to 1.50%.  The Advisor is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the Advisor earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.  Additionally, the Advisor has voluntarily waived any salaries and fees of all officers and directors of the Low Priced Stock Fund during the year.  The salaries and fees waived by the Advisor for the year ended October 31, 2015 were $17,250 and are not eligible for recapture.  Voluntary expense waivers may be discontinued at any time.

For the year ended October 31, 2015, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $87,508.  $87,508 is eligible for recapture through October 31, 2018.  For the period ended October 31, 2014, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $71,859, which is eligible for recapture through October 31, 2017.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2015, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$82,709,826	$—	$137,948,009
Ultra MicroCap Fund	$—	$19,065,898	$—	$25,199,264
Low Priced Stock Fund	$—	$4,472,803	$—	$2,119,089

6.	Federal Income Tax Matters

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Cost of investments for tax purposes	$288,137,149	$53,119,758	$4,446,127
Gross tax unrealized appreciation	104,436,051	14,957,785	397,053
Gross tax unrealized depreciation	(24,145,233)	(7,994,734)	(231,282)
Net unrealized appreciation
on investments	80,290,818	6,963,051	165,771
Distributable ordinary income	—	—	—
Distributable long-term capital gains	6,027,071	866,353	—
Total distributable earnings	6,027,071	866,353	—
Other accumulated losses	(548,268)	(391,657)	(112,063)
Total accumulated earnings	$85,769,621	$7,437,747	$53,708

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2015, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund deferred, on a tax basis, post-October and late year ordinary losses of $548,268, $391,657 and $794, respectively.

The tax composition of distributions paid during the periods ended October 31, 2015 and 2014 were as follows:

	Ordinary Income		Long-term Capital Gains
	2015	2014	2015	2014
MicroCap Fund	$—	$1,411,878	$31,028,153	$42,008,440
Ultra MicroCap Fund	—	—	9,199,946	2,070,525
Low Priced Stock Fund	—	—	—	—

On November 20, 2015, the MicroCap Fund paid long-term capital gains distributions of $0.52993 per share, and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.21797 per share. The Low Priced Stock Fund did not have a distribution.

As of October 31, 2015, the Low Priced Stock Fund had short-term capital losses of $111,269, which have no expiration date.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At October 31, 2015, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $4,207,500 and $331,992, which accounted for 1.13% and 0.55%, respectively, of each Fund’s net assets.  During the year ended October 31, 2015, the Low Priced Stock Fund did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 13, 2015, under which the MicroCap Fund may borrow up to $23,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $11,500,000 or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2014 to October 31, 2015, the MicroCap Fund did not have any borrowings while the Ultra MicroCap Fund had average borrowings of $78,595 and the weighted average interest rate on the line of credit borrowings was 3.25%.  On November 24, 2014, the Ultra MicroCap Fund had borrowings of $2,107,000, which represents the largest borrowing amount during the year.  At October 31, 2015, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  Subsequent to October 31, 2015, the line of credit arrangements for the MicroCap Fund and the Ultra MicroCap Fund were renewed through December 12, 2016.  As part of the renewal, the borrowing limits were amended to $18,000,000 for the MicroCap Fund and $6,000,000 for the Ultra MicroCap Fund, under similar terms.  As of October 31, 2015, the Low Priced Stock Fund does not have a line of credit arrangement.

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

11.	Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2014 through October 31, 2015.  No issuers were affiliated with the Low Priced Stock Fund during the year ended October 31, 2015.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt MicroCap Opportunities Fund
	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2014	Additions	Reductions	October 31, 2015	Income	October 31, 2015
Full House
Resorts, Inc.(1)	988,473	—	(988,473)	—	—	—
					$—	$—

Perritt Ultra MicroCap Fund
	Share Balance At			Share Balance At	Dividend	Value At
Issuer Name	November 1, 2014	Additions	Reductions	October 31, 2015	Income	October 31, 2015
CTI Industries
Corp.	172,000	11,400	—	183,400	—	$696,920
Orbit
International
Corp.(1)	226,000	—	(36,000)	190,000	—	579,500
					$—	$1,276,420

(1)	Issuer was not an affiliate as of October 31, 2015.

12.	Transfer In-Kind

During the period ended October 31, 2014, the Low Priced Stock Fund accepted cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued at a value of $161,915.  As a result of the in-kind contribution, the Low Priced Stock Fund issued 10,794 shares at net asset value of $15.00.

13.	Beneficial Ownership

With the exception of the Perritt Low Priced Stock Fund, the Advisor and its affiliates do not beneficially own more than 25% of a Fund’s shares as of October 31, 2015.  The Advisor and its affiliates own 25.09% of the Perritt Low Priced Stock Fund as of October 31, 2015.

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc., comprising Perritt Ultra MicroCap Fund, Perritt MicroCap Opportunities Fund, and Perritt Low Priced Stock Fund (the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Perritt Funds, Inc., as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
December 22, 2015

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2015

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2015

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/15	10/31/15	5/1/15 – 10/31/15[1]
Actual
Perritt Micro Cap Opportunities	$1,000.00	$ 952.30	$6.00
Perritt Ultra MicroCap Fund	$1,000.00	$ 973.00	$8.95
Perritt Low Priced Stock Fund	$1,000.00	$ 973.50	$7.36

Hypothetical
Perritt Micro Cap Opportunities	$1,000.00	$1,019.06	$6.21
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.13	$9.15
Perritt Low Priced Stock Fund	$1,000.00	$1,017.74	$7.53

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for the MicroCap Fund, 1.80% for the Ultra MicroCap Fund and 1.48% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  Effective as of October 1, 2015, the Low Priced Stock Fund reduced its Total Annual Fund Operating Expenses After Waiver and Reimbursement by 0.11% so that total annual operating expenses of the Fund are not expected to exceed 1.39%.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI) or visit www.perrittmutualfunds.com.  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Age: 53		successor	Estate Broker in the State	MicroCap
	Portfolios in	elected; 19 years,	of Montana. She has been	Opportunities
	Fund Complex	Perritt MicroCap	a partner and a principal	Fund, Inc.
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 11 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Age: 58		successor	with the law firm of Fergeson,	MicroCap
	Portfolios in	elected; 26 years,	Skipper, et. al. in Sarasota,	Opportunities
	Fund Complex	Perritt MicroCap	Florida and has been	Fund, Inc.
	Overseen: 3	Opportunities	employed with such firm
		Fund; 11 years,	since April 1989.
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 YearsPast 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	Perritt
Age: 50		as President;	President of the Perritt	MicroCap
	Portfolios in	As Director,	MicroCap Opportunities	Opportunities
	Fund Complex	indefinite until	Fund since November	Fund, Inc.
	Overseen: 3	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		15 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund; 11 years	1997 until October 5, 2010.
		as President of	Mr. Corbett began his
		Perritt Ultra	tenure with Perritt Capital
		MicroCap Fund;	Management in 1990 as a
		and since	research analyst. He assumed
		inception,	portfolio management
		Perritt Low Priced	responsibilities in 1996
		Stock Fund	and now serves as portfolio
manager for both funds.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 YearsPast 5 Years
Officers of the Fund other than Mr. Corbett
Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 53	and Treasurer	3 years	President and Treasurer of the
Funds and Chief Financial
Officer of the Advisor since
February 2012. He has over
25 years experience in corporate
accounting, finance, administration,
planning and business development.
His previous experience includes
tenures at Ernst and Young and
CenturyLink Communications.
Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 56	and Chief	5 years	Chief Compliance Officer
	Compliance		since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Tax Notice

For the year end October 31, 2015, the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund did not pay any interest related dividends under the Internal Revenue Code Section 87(k)(1)(c). Additionally, for the year ended October 31, 2015, 0%, 0% and 0% of the distributions paid by the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund were designated as short-term capital gain distributions designated under the Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended October 31, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0%, 0% and 0% for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund, respectively. Of the dividends paid by the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund, 0%, 0% and 0%, respectively, qualify for the corporate dividends received deduction.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.
The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

●	IRA	●	Roth IRA
●	SEP-IRA	●	Coverdell Education
●	Simple IRA	●	Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund,
the Perritt Ultra MicroCap Fund and/or
the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$39,000	$39,000
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$9,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. for the fiscal years ended October 31, 2015 and October 31, 2014, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*                    /s/ Michael J. Corbett
Michael J. Corbett, President

Date     December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Michael J. Corbett
Michael J. Corbett, President

Date     December 28, 2015

By (Signature and Title)*                    /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date     December 27, 2015

* Print the name and title of each signing officer under his or her signature.